                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001



                           Champion Enterprises, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  ---------------------------------------------
                  State or other jurisdiction of incorporation



                      1-9751                        38-2743168
           ----------------------        --------------------------------
           Commission File Number        IRS Employer Identification No.


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (248) 340-9090

Item 5. Other Events.

         On December 19, 2001 the Registrant issued a press release, which is attached as Exhibit 99.



Item 7.  Exhibits.


Exhibit
Number.

  99       Press release dated December 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ ANTHONY S. CLEBERG
                                   ----------------------
                                   Anthony S. Cleberg
                                   Executive Vice President and
                                   Chief Financial Officer










December 19, 2001

                          INDEX TO EXHIBITS



                                                            Sequential
Exhibit No.                 Description                      Page No.
-----------                 -----------                      --------
   99           Press release dated December 19, 2001